Exhibit 99.1

RYTHM, Inc. Reports Third Quarter 2025 Results

ROLLING MEADOWS, IL, November 7, 2025 (GLOBE NEWSWIRE) RYTHM, Inc. (Nasdaq: RYM) (“RYTHM” or the “Company”) (formerly known as Agrify Corporation), which delivers well-being to consumers through its portfolio of iconic licensed brands and hemp-derived THC products including Señorita THC Margaritas and RYTHM, today announced financial results for the quarter ended September 30, 2025.

Third Quarter 2025 Financial Results

●	Revenue from continuing operations of $4.0 million, up 98% from $2.0 million in the prior quarter.

●	$8.9 million operating loss from continuing operations.

●	Cash balance of $35.6 million.

●	Approximately 2.0 million shares, 7.6 million warrants outstanding and 6.2 million shares issuable upon conversion of outstanding convertible notes (excluding interest) as of September 30, 2025.

Recent Developments

●	The Company’s Señorita THC Margaritas launched in global convenience store chain Circle K, rolling out to over 1,000 stores across the country, marking the largest convenience store hemp-derived THC beverage rollout to date in the U.S.

●	Señorita THC Margaritas launched in select Minnesota Target stores as part of the retailer’s pilot program for hemp-derived THC beverages.

●	On August 27, 2025, the Company acquired a portfolio of brand intellectual property (the “Brands”), including RYTHM, Dogwalkers, Beboe and others.

●	Concurrent with this acquisition, the Company entered into licensing agreements for the Brands to be manufactured and distributed.

●	On September 2, 2025, the Company changed its name to RYTHM, Inc. and began trading on the Nasdaq Capital Market under the symbol “RYM.”

Management Commentary

“It’s a new day, a new name and a new strategic direction for RYTHM, Inc.,” said Chairman and Interim CEO Ben Kovler. “We now own some of the most iconic and trusted THC brands, including RYTHM, Dogwalkers, incredibles, Beboe and others.

“Adult consumers, especially younger generations, are increasingly choosing THC beverages as an alternative to alcohol, creating a long tailwind for growth. With both licensing and direct revenue streams, RYTHM is well-positioned to capture this demand and execute our strategy as America’s THC Company.

“In the third quarter, we expanded our beverage portfolio with the launch of RYTHM Beverages, and built on the strong momentum of Señorita, our award-winning THC margarita brand. In October, Señorita debuted in select Minnesota Target stores as part of the retailer’s first foray into THC beverage sales. In addition, Señorita began rolling out to over 1,000 Circle K convenience stores nationwide. These partnerships reflect the growing acceptance and accessibility of THC products, which are also available online and through delivery services like DoorDash and GoPuff.

“As THC beverages continue to gain mainstream traction, our great-tasting flavors and better-for-you formulations give us a strong competitive advantage in a rapidly growing category. We believe the market has real momentum, and both Señorita and RYTHM are ready to deliver what Americans want—without the hangover.”

About Us

RYTHM’s portfolio of hemp-derived THC products delivers well-being to millions of Americans every year, and its brands are among the most recognized and trusted names in the cannabis and hemp industries, including RYTHM, incredibles, Dogwalkers, Beboe, Señorita THC Margaritas, &Shine, Doctor Solomon’s and Good Green. RYTHM products are rooted in quality, safety and innovation and are available in thousands of physical locations and online channels. The Company is deeply committed to shaping THC experiences that enhance the daily lives of American consumers. Learn more and explore the full brand portfolio at www.RYTHMinc.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning RYTHM and other matters. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements including, without limitation, statements regarding future financial results, alternatives for the extraction business, potential growth opportunities and plans for expansion, including potential growth of the Señorita brand, RYTHM’s ability to form partnerships and elevate brand visibility, and potential trends in the hemp-derived beverage and alcohol markets. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. You should carefully consider the risks and uncertainties that affect our business, including those described in our filings with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in our Annual Report on Form 10-K filed for the year ended December 31, 2024 with the SEC, which can be obtained on the SEC website at www.sec.gov. These forward-looking statements speak only as of the date of this communication. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and filings with the SEC.

Investor Contact:

RYTHM Investor Relations
IR@RYTHMinc.com

Media Contact:

RYTHM Communications

Media@RYTHMinc.com

RYTHM, Inc. (Formerly known as Agrify Corporation)

Highlights from Unaudited Condensed Consolidated Statements of Operations

For the Three and Nine Months Ended September, 2025 and 2024

(Amounts Expressed in Thousands of United States Dollars, Except for Share Amounts)

	Three months ended	Three months ended
	September 30,	June 30,
	2025	2025
	(Unaudited)	(Unaudited)
Revenue	$4,043	$2,042
Cost of goods sold	2,668	1,360
Gross profit	1,375	682
Operating expenses	10,263	7,480
Operating loss from continuing operations	(8,888)	(6,798)

Other income (expense), net	(1,745)	(407)
Loss from continuing operations before income taxes	(10,633)	(7,205)
Income tax provision	—	—
Loss from continuing operations, net of income taxes	(10,633)	(7,205)
(Loss) income from discontinued operations, net of income taxes	(32)	(155)
Net loss	$(10,665)	$(7,360)

Basic and diluted (loss) income per share
Continuing operations	$(5.31)	$(3.66)
Discontinued operations	(0.02)	(0.08)
Net loss per share attributable to Common Stockholders - basic and diluted (1)	$(5.33)	$(3.74)
Weighted average common shares outstanding - basic and diluted (1)	2,002,568	1,965,425

(1)	Periods presented have been adjusted to retroactively reflect the 1-for-15 reverse stock split on October 8, 2024. Additional information regarding reverse stock splits may be found in Note 1 – Overview, Basis of Presentation, and Significant Accounting Policies, included in the notes to the condensed consolidated financial statements.

RYTHM, Inc. (Formerly known as Agrify Corporation)

Highlights from Unaudited Condensed Consolidated Balance Sheet

(Amounts Expressed in Thousands of United States Dollars)

September 30,
2025
(Unaudited)
Cash and cash equivalents	$35,573
Other current assets	8,273
Current assets associated with discontinued operations	48
Goodwill and intangible assets	71,210
Non-current assets associated with discontinued operations	50
Total assets	$115,154

Accounts payable and accrued expenses	$9,283
Related party debt, current	10,000
Long-term debt, current	621
Current liabilities associated with discontinued operations	2,160
Warrant liabilities	1,368
Related party debt, net of current	72,000
Long-term debt, net of current	8,000
Total equity	11,722
Total liabilities and equity	$115,154

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